UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08459

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse International Focus Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 to April 30, 2009

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2009
(unaudited)

■  CREDIT SUISSE
INTERNATIONAL FOCUS FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2009; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse International Focus Fund
Semiannual Investment Adviser's Report
April 30, 2009 (unaudited)

June 8, 2009

Dear Shareholder:

Performance Summary
11/1/08 – 04/30/09

Fund and Benchmark	Performance
Common Class[1]	(5.94)%
Advisor Class[1]	(6.18)%
Class A1,2	(6.04)%
Class B1,2	(6.34)%
Class C1,2	(6.37)%
Morgan Stanley Capital International EAFE Index[3] (net dividends)	(2.64)%

Performance shown for the Fund's Class A, Class B and Class C Shares does not reflect sales charges which are a maximum of 5.75%, 4.00% and 1.00%, respectively.2

Market Review: A volatile period for international equities

For the six-month period ending April 30, 2009, international equity markets were substantially volatile. The markets came under significant pressure toward the end of 2008 and, after a brief rally in the first few days of 2009, plummeted again until the end of March. The market experienced a strong rally in April, with financials leading the way.

Economic indicators deteriorated substantially over the period. Unemployment increased substantially in the United States and in the United Kingdom. Additionally, these two countries fell into recession (defined as two consecutive quarters of negative GDP growth). Japan, which was initially expected to avoid the worst of the world's economic ills, also fell into recession after the Japanese Yen strengthened considerably, hurting Japan's export-dependent economy. Further, some eastern European economies experienced difficulties that caused their currencies to weaken considerably.

In large part, the fall in equity markets was a function of the sizeable risk aversion being practiced by investors across the globe. As investors took flight from risky assets (equity and credit) and invested in low-risk government bonds, they drove yields on those bonds down to very low levels.

Strategic Review and Outlook: A positive outlook for the long term

For the semiannual period ended April 30, 2009, the portfolio underperformed its benchmark. This underperformance was due primarily to the defensive positioning of the portfolio heading into the April rally. Stock selection in utilities contributed positively to performance. Conversely, our overweight positions in pharmaceuticals and telecommunications services detracted from our relative

Credit Suisse International Focus Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2009 (unaudited)

performance. Further, our defensive positioning in the banking sector also hurt our relative performance.

We remain overweight in the telecommunications services, energy, and pharmaceuticals sectors as we see a number of attractive investment opportunities there. Additionally, we continue to look for signs of substantial improvement in economic conditions as a result of the aggressive action that governments around the world have taken to pump liquidity into the financial system. If we do begin to see economic conditions improve in a manner that we believe is sustainable, we will examine the investment case of some "lower-quality" names, as these tend to perform well in these situations (as the market responds to the lower perceived probability that these names will go bankrupt).

For the short term, we remain cautious on the outlook for equities. We believe there may be more corporate bankruptcies, particularly in the industrial (non-financial) sectors. Additionally, we expect the seizure in the credit markets will have a negative effect on industrial companies — particularly those with stretched balance sheets or insufficient collateral — as they struggle to finance their operations.

In the longer term, we are positive about the outlook for international equities. The sell-off has provided a number of interesting investment opportunities — and we are spending considerable time examining the risk of bankruptcy in these cases. We have the portfolio positioned in names that we believe have a low risk of bankruptcy, are attractively valued, and continue to generate earnings and cash flow even during this difficult time.

The Credit Suisse International Equity Team

Neil Gregson
Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Fund's fifteen largest holdings may account for 40% or more of the Fund's assets. As a result of this strategy, the Fund may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse International Focus Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2009 (unaudited)

Average Annual Returns as of March 31, 20091

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(45.94)%	(2.32)%	0.50%	2.20%	03/31/97
Advisor Class	(46.19)%	(2.81)%	—	(0.25)%	12/24/01
Class A Without Sales Charge	(46.07)%	(2.56)%	—	(0.08)%	11/30/01
Class A With Maximum Sales Charge	(49.17)%	(3.71)%	—	(0.89)%	11/30/01
Class B Without CDSC	(46.48)%	(3.30)%	—	(0.83)%	11/30/01
Class B With CDSC	(48.56)%	(3.30)%	—	(0.83)%	11/30/01
Class C Without CDSC	(46.43)%	(3.27)%	—	(0.87)%	11/30/01
Class C With CDSC	(46.95)%	(3.27)%	—	(0.87)%	11/30/01

Average Annual Returns as of April 30, 20091

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(43.13)%	0.26%	1.05%	3.01%	03/31/97
Advisor Class	(43.38)%	(0.23)%	—	1.07%	12/24/01
Class A Without Sales Charge	(43.23)%	0.01%	—	1.23%	11/30/01
Class A With Maximum Sales Charge	(46.50)%	(1.17)%	—	0.42%	11/30/01
Class B Without CDSC	(43.63)%	(0.72)%	—	0.48%	11/30/01
Class B With CDSC	(45.83)%	(0.72)%	—	0.48%	11/30/01
Class C Without CDSC	(43.63)%	(0.72)%	—	0.43%	11/30/01
Class C With CDSC	(44.18)%	(0.72)%	—	0.43%	11/30/01

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratios are 1.86% for Common Class shares, 2.36% for Advisor Class shares, 2.11% for Class A shares, 2.86% for Class B shares and 2.85% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 1.55% for Common Class shares, 2.05% for Advisor Class shares, 1.80% for Class A shares, 2.55% for Class B shares and 2.55% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.75%), was (11.44)%. Total return for the Fund's Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4.00%), was (10.00)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (7.28)%.

3  The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index Net Dividends is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

Credit Suisse International Focus Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2009 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2009.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse International Focus Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2009 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended April 30, 2009

Actual Fund Return	Common Class	Advisor Class	Class A	Class B	Class C
Beginning Account Value 11/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/09	$940.60	$938.20	$939.60	$936.60	$936.30
Expenses Paid per $1,000*	$7.46	$9.85	$8.66	$12.24	$12.24
Hypothetical 5% Fund Return
Beginning Account Value 11/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/09	$1,017.11	$1,014.63	$1,015.87	$1,012.15	$1,012.15
Expenses Paid per $1,000*	$7.75	$10.24	$9.00	$12.72	$12.72
	Common Class	Advisor Class	Class A	Class B	Class C
Annualized Expense Ratios*	1.55%	2.05%	1.80%	2.55%	2.55%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse International Focus Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2009 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse International Focus Fund
Schedule of Investments
April 30, 2009 (unaudited)

	Number of Shares	Value
COMMON STOCKS (96.2%)
Australia (2.9%)
Commercial Banks (1.3%)
Westpac Banking Corp.	105,556	$1,487,713
Construction & Engineering (1.6%)
Leighton Holdings, Ltd.	125,103	1,928,285
TOTAL AUSTRALIA		3,415,998
Belgium (1.2%)
Chemicals (1.2%)
Umicore	73,814	1,448,815
TOTAL BELGIUM		1,448,815
Bermuda (1.1%)
Insurance (1.1%)
Hiscox, Ltd.	267,743	1,327,666
TOTAL BERMUDA		1,327,666
Canada (0.7%)
Energy Equipment & Services (0.7%)
Pason Systems, Inc.	97,051	829,112
TOTAL CANADA		829,112
Finland (2.1%)
Communications Equipment (2.1%)
Nokia Oyj	175,143	2,491,395
TOTAL FINLAND		2,491,395
France (11.2%)
Commercial Banks (2.0%)
BNP Paribas	23,227	1,224,605
Societe Generale	23,205	1,187,766
		2,412,371
Diversified Telecommunication Services (1.5%)
France Telecom SA	82,021	1,823,618
Insurance (1.0%)
Axa*	72,485	1,219,711
Machinery (0.7%)
Vallourec SA	7,012	767,581
Media (1.3%)
Vivendi SA	58,384	1,572,263
Oil, Gas & Consumable Fuels (1.5%)
Total SA	36,124	1,810,222
Pharmaceuticals (1.6%)
Sanofi-Aventis	31,836	1,846,476

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Schedule of Investments (continued)
April 30, 2009 (unaudited)

	Number of Shares	Value
COMMON STOCKS
France
Real Estate Investment Trusts (1.6%)
Unibail-Rodamco	12,741	$1,902,880
TOTAL FRANCE		13,355,122
Germany (11.5%)
Automobiles (0.5%)
Daimler AG	17,609	632,239
Electric Utilities (2.5%)
E.ON AG	87,996	2,980,254
Industrial Conglomerates (1.5%)
Siemens AG	27,297	1,838,082
Insurance (1.3%)
Muenchener Rueckversicherungs-Gesellshaft AG	11,362	1,572,261
Life Sciences Tools & Services (1.1%)
MorphoSys AG*	72,295	1,321,657
Multi-Utilities (2.3%)
RWE AG	38,119	2,752,092
Pharmaceuticals (1.3%)
Bayer AG*	31,500	1,568,150
Textiles, Apparel & Luxury Goods (1.0%)
Adidas AG	29,591	1,119,706
TOTAL GERMANY		13,784,441
Hong Kong (3.6%)
Commercial Banks (2.2%)
BOC Hong Kong (Holdings), Ltd.	1,858,155	2,629,135
Wireless Telecommunication Services (1.4%)
China Mobile, Ltd.	200,558	1,739,562
TOTAL HONG KONG		4,368,697
India (2.1%)
Wireless Telecommunication Services (2.1%)
Bharti Airtel, Ltd.*	165,484	2,510,668
TOTAL INDIA		2,510,668
Israel (2.3%)
Pharmaceuticals (2.3%)
Teva Pharmaceutical Industries, Ltd. ADR	62,269	2,732,986
TOTAL ISRAEL		2,732,986
Italy (2.9%)
Commercial Banks (1.1%)
Intesa Sanpaolo	426,864	1,361,984

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Schedule of Investments (continued)
April 30, 2009 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Italy
Oil, Gas & Consumable Fuels (1.8%)
Eni SpA	100,475	$2,159,365
TOTAL ITALY		3,521,349
Japan (18.1%)
Automobiles (2.8%)
Honda Motor Co., Ltd.	31,207	916,765
Toyota Motor Corp.	59,479	2,359,728
		3,276,493
Capital Markets (1.0%)
Daiwa Securities Group, Inc.	231,109	1,213,637
Chemicals (2.1%)
Shin-Etsu Chemical Co., Ltd.	51,768	2,522,078
Commercial Banks (4.0%)
Mitsubishi UFJ Financial Group, Inc.	240,030	1,312,459
Mizuho Financial Group, Inc.	763,000	1,612,776
The Bank of Kyoto, Ltd.	232,696	1,872,213
		4,797,448
Electronic Equipment, Instruments & Components (2.0%)
Omron Corp.	161,622	2,421,392
Food & Staples Retailing (1.0%)
Seven & I Holdings Co., Ltd.	54,048	1,224,220
Office Electronics (1.4%)
CANON, INC.	57,300	1,718,838
Pharmaceuticals (1.0%)
Takeda Pharmaceutical Co., Ltd.	33,704	1,198,158
Road & Rail (1.3%)
Central Japan Railway Co.	254	1,509,137
Wireless Telecommunication Services (1.5%)
KDDI Corp.	388	1,749,012
TOTAL JAPAN		21,630,413
Netherlands (6.7%)
Diversified Financial Services (0.5%)
ING Groep NV CVA	67,153	613,039
Energy Equipment & Services (1.5%)
Fugro NV CVA	51,276	1,838,557
Food Products (1.4%)
Nutreco Holding NV	49,258	1,693,016
Industrial Conglomerates (1.6%)
Koninklijke (Royal) Philips Electronics NV	104,962	1,896,689

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Schedule of Investments (continued)
April 30, 2009 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Netherlands
Software (1.7%)
Exact Holding NV	100,653	$1,998,530
TOTAL NETHERLANDS		8,039,831
Norway (2.2%)
Commercial Banks (1.6%)
DnB NOR ASA	306,740	1,905,974
Oil, Gas & Consumable Fuels (0.6%)
DNO International ASA*	919,027	775,095
TOTAL NORWAY		2,681,069
Singapore (1.1%)
Commercial Banks (1.1%)
United Overseas Bank, Ltd.	170,069	1,313,767
TOTAL SINGAPORE		1,313,767
Spain (1.2%)
Electric Utilities (1.2%)
Iberdrola SA	187,042	1,475,146
TOTAL SPAIN		1,475,146
Sweden (0.4%)
Communications Equipment (0.4%)
Telefonaktiebolaget LM Ericsson Share B	60,593	514,022
TOTAL SWEDEN		514,022
Switzerland (5.9%)
Capital Markets (1.8%)
UBS AG*	152,412	2,098,016
Food Products (1.8%)
Nestle SA	67,320	2,199,034
Pharmaceuticals (2.3%)
Novartis AG	71,848	2,725,054
TOTAL SWITZERLAND		7,022,104
Taiwan (1.2%)
Diversified Telecommunication Services (1.2%)
Chunghwa Telecom Co., Ltd. ADR	74,782	1,413,380
TOTAL TAIWAN		1,413,380
United Kingdom (17.8%)
Commercial Banks (1.4%)
HSBC Holdings PLC	234,869	1,646,292
Food Products (0.9%)
Unilever PLC	56,463	1,101,241

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Schedule of Investments (continued)
April 30, 2009 (unaudited)

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Insurance (0.4%)
Chaucer Holdings PLC	773,640	$470,287
Metals & Mining (4.0%)
Antofagasta PLC	218,087	1,874,723
BHP Billiton PLC	139,596	2,902,102
		4,776,825
Oil, Gas & Consumable Fuels (4.6%)
BG Group PLC	57,984	927,411
BP PLC	226,280	1,601,684
Royal Dutch Shell PLC Class A	131,525	3,033,059
		5,562,154
Pharmaceuticals (2.9%)
AstraZeneca PLC	51,592	1,809,501
GlaxoSmithKline PLC	105,134	1,622,079
		3,431,580
Tobacco (1.8%)
Imperial Tobacco Group PLC	93,163	2,129,142
Wireless Telecommunication Services (1.8%)
Vodafone Group PLC	1,198,590	2,206,613
TOTAL UNITED KINGDOM		21,324,134
TOTAL COMMON STOCKS (Cost $149,229,888)		115,200,115
PREFERRED STOCK (1.6%)
Germany (1.6%)
Household Products (1.6%)
Henkel AG & Co. KGaA (Cost $2,741,512)	69,348	1,883,613
	Par (000)
SHORT-TERM INVESTMENT (0.7%)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 05/01/09 (Cost $851,000)	$851	851,000
TOTAL INVESTMENTS AT VALUE (98.5%) (Cost $152,822,400)		117,934,728
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)		1,799,304
NET ASSETS (100.0%)		$119,734,032

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Statement of Assets and Liabilities
April 30, 2009 (unaudited)

Assets
Investments at value (Cost $152,822,400) (Note 2)	$117,934,728
Cash	20
Foreign currency at value (cost $1,391,170)	1,410,516
Dividend receivable	659,473
Receivable for fund shares sold	45,900
Prepaid expenses	31,054
Total Assets	120,081,691
Liabilities
Advisory fee payable (Note 3)	65,446
Administrative services fee payable (Note 3)	18,778
Shareholder servicing/Distribution fee payable (Note 3)	3,384
Payable for fund shares redeemed	33,841
Directors' fee payable	6,262
Deferred foreign tax liability (Note 2)	449
Other accrued expenses payable	219,499
Total Liabilities	347,659
Net Assets
Capital stock, $.001 par value (Note 6)	11,883
Paid-in capital (Note 6)	192,540,524
Undistributed net investment income	1,115,664
Accumulated net realized loss on investments and foreign currency transactions	(39,068,283)
Net unrealized depreciation on investments and foreign currency translations	(34,865,756)
Net Assets	$119,734,032
Common Shares
Net assets	$104,821,847
Shares outstanding	10,395,144
Net asset value, offering price and redemption price per share	$10.08
Advisor Shares
Net assets	$7,613,363
Shares outstanding	761,893
Net asset value, offering price and redemption price per share	$9.99
A Shares
Net assets	$6,308,852
Shares outstanding	625,781
Net asset value and redemption price per share	$10.08
Maximum offering price per share (net asset value/(1-5.75%))	$10.69
B Shares
Net assets	$693,446
Shares outstanding	70,431
Net asset value and offering price per share	$9.85
C Shares
Net assets	$296,524
Shares outstanding	30,229
Net asset value and offering price per share	$9.81

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Statement of Operations
For the Six Months Ended April 30, 2009 (unaudited)

Investment Income (Note 2)
Dividends	$2,315,763
Interest	1,121
Securities lending	1,288
Foreign taxes withheld	(235,267)
Total investment income	2,082,905
Expenses
Investment advisory fees (Note 3)	598,467
Administrative services fees (Note 3)	83,344
Shareholder servicing/Distribution fees (Note 3)
Advisor Class	19,072
Class A	7,794
Class B	3,370
Class C	1,725
Transfer agent fees (Note 3)	230,873
Custodian fees	59,966
Registration fees	46,642
Printing fees (Note 3)	30,282
Audit and tax fees	21,005
Legal fees	16,151
Directors' fees	8,168
Insurance expense	4,045
Commitment fees (Note 4)	1,450
Miscellaneous expense	10,562
Total expenses	1,142,916
Less: fees waived (Note 3)	(183,331)
Net expenses	959,585
Net investment income	1,123,320
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(11,755,368)
Net realized loss from foreign currency transactions	(116,408)
Net change in unrealized appreciation (depreciation) from investments	2,226,702
Net change in unrealized appreciation (depreciation) from foreign currency translations	29,943
Net realized and unrealized loss from investments and foreign currency related items	(9,615,131)
Net decrease in net assets resulting from operations	$(8,491,811)

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2009 (unaudited)	For the Year Ended October 31, 2008
From Operations
Net investment income	$1,123,320	$3,652,615
Net realized gain (loss) from investments and foreign currency transactions	(11,871,776)	1,530,302
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	2,256,645	(119,875,512)
Net decrease in net assets resulting from operations	(8,491,811)	(114,692,595)
From Dividends
Dividends from net investment income
Common Class shares	(2,824,639)	(2,524,206)
Advisor Class shares	(207,605)	(125,989)
Class A shares	(162,336)	(127,141)
Class B shares	(17,107)	(3,856)
Class C shares	(9,105)	(2,831)
Net decrease in net assets resulting from dividends	(3,220,792)	(2,784,023)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,595,149	7,161,181
Reinvestment of dividends	3,080,378	2,672,011
Net asset value of shares redeemed	(10,244,483)[1]	(31,196,536)[2]
Net decrease in net assets from capital share transactions	(5,568,956)	(21,363,344)
Net decrease in net assets	(17,281,559)	(138,839,962)
Net Assets
Beginning of period	137,015,591	275,855,553
End of period	$119,734,032	$137,015,591
Undistributed net investment income	$1,115,664	$3,213,136

1  Net of $222 of redemption fees retained by the Fund.

2  Net of $6,719 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2009	For the Year Ended October 31,
	(unaudited)	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of period	$10.98	$19.98	$16.00	$13.27	$11.12	$9.94
INVESTMENT OPERATIONS
Net investment income[1]	0.09	0.29	0.20	0.14	0.13	0.07
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.72)	(9.07)	3.93	2.72	2.09	1.19
Total from investment operations	(0.63)	(8.78)	4.13	2.86	2.22	1.26
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS
Dividends from net investment income	(0.27)	(0.22)	(0.15)	(0.13)	(0.07)	(0.08)
Net asset value, end of period	$10.08	$10.98	$19.98	$16.00	$13.27	$11.12
Total return[3]	(5.94)%	(44.41)%	25.99%	21.69%	20.00%	12.77%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$104,822	$119,702	$237,277	$217,819	$202,442	$211,788
Ratio of expenses to average net assets	1.55%[4]	1.51%	1.44%	1.48%	1.55%	1.60%
Ratio of net investment income to average net assets	1.93%[4]	1.68%	1.11%	0.97%	1.05%	0.69%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.31%[4]	—	0.02%	0.03%	—	0.05%
Portfolio turnover rate	18%	70%	30%	39%	50%	91%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2009	For the Year Ended October 31,
	(unaudited)	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of period	$10.91	$19.85	$15.90	$13.20	$11.06	$9.91
INVESTMENT OPERATIONS
Net investment income[1]	0.07	0.21	0.10	0.08	0.06	0.02
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.72)	(9.02)	3.92	2.69	2.09	1.17
Total from investment operations	(0.65)	(8.81)	4.02	2.77	2.15	1.19
REDEMPTION FEES	—	0.00[2]	—	—	—	—
LESS DIVIDENDS
Dividends from net investment income	(0.27)	(0.13)	(0.07)	(0.07)	(0.01)	(0.04)
Net asset value, end of period	$9.99	$10.91	$19.85	$15.90	$13.20	$11.06
Total return[3]	(6.18)%	(44.67)%	25.38%	21.04%	19.48%	12.04%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$7,613	$8,651	$19,676	$17,786	$17,848	$20,706
Ratio of expenses to average net assets	2.05%[4]	2.00%	1.94%	1.98%	2.05%	2.10%
Ratio of net investment income to average net assets	1.43%[4]	1.21%	0.60%	0.47%	0.55%	0.19%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.31%[4]	—	0.02%	0.03%	—	0.05%
Portfolio turnover rate	18%	70%	30%	39%	50%	91%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2009	For the Year Ended October 31,
	(unaudited)	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of period	$10.99	$20.00	$16.02	$13.29	$11.14	$9.97
INVESTMENT OPERATIONS
Net investment income[1]	0.08	0.24	0.15	0.11	0.10	0.05
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.72)	(9.08)	3.94	2.72	2.09	1.18
Total from investment operations	(0.64)	(8.84)	4.09	2.83	2.19	1.23
REDEMPTION FEES	—	0.00[2]	—	—	—	—
LESS DIVIDENDS
Dividends from net investment income	(0.27)	(0.17)	(0.11)	(0.10)	(0.04)	(0.06)
Net asset value, end of period	$10.08	$10.99	$20.00	$16.02	$13.29	$11.14
Total return[3]	(6.04)%	(44.55)%	25.67%	21.39%	19.70%	12.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$6,309	$7,438	$15,166	$14,293	$16,336	$15,740
Ratio of expenses to average net assets	1.80%[4]	1.76%	1.69%	1.73%	1.80%	1.85%
Ratio of net investment income to average net assets	1.71%[4]	1.44%	0.87%	0.72%	0.80%	0.44%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.31%[4]	—	0.02%	0.03%	—	0.05%
Portfolio turnover rate	18%	70%	30%	39%	50%	91%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Financial Highlights
(For a Class B Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2009	For the Year Ended October 31,
	(unaudited)	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of period	$10.78	$19.62	$15.73	$13.06	$10.99	$9.85
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.04	0.12	0.02	0.00[2]	0.01	(0.03)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.70)	(8.92)	3.87	2.68	2.06	1.17
Total from investment operations	(0.66)	(8.80)	3.89	2.68	2.07	1.14
LESS DIVIDENDS
Dividends from net investment income	(0.27)	(0.04)	—	(0.01)	—	—
Net asset value, end of period	$9.85	$10.78	$19.62	$15.73	$13.06	$10.99
Total return[3]	(6.34)%	(44.95)%	24.73%	20.50%	18.84%	11.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$693	$764	$2,131	$2,066	$1,873	$1,979
Ratio of expenses to average net assets	2.55%[4]	2.52%	2.44%	2.48%	2.55%	2.60%
Ratio of net investment income (loss) to average net assets	0.92%[4]	0.69%	0.09%	(0.03)%	0.05%	(0.31)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.31%[4]	—	0.02%	0.03%	—	0.05%
Portfolio turnover rate	18%	70%	30%	39%	50%	91%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2009	For the Year Ended October 31,
	(unaudited)	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of period	$10.74	$19.54	$15.67	$13.01	$10.95	$9.81
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.04	0.11	0.03	(0.02)	0.01	(0.02)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.70)	(8.87)	3.84	2.69	2.05	1.16
Total from investment operations	(0.66)	(8.76)	3.87	2.67	2.06	1.14
REDEMPTION FEES	0.00[2]	0.00[2]	—	—	—	—
LESS DIVIDENDS
Dividends from net investment income	(0.27)	(0.04)	—	(0.01)	—	—
Net asset value, end of period	$9.81	$10.74	$19.54	$15.67	$13.01	$10.95
Total return[3]	(6.37)%	(44.93)%	24.70%	20.50%	18.81%	11.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$297	$461	$1,605	$1,698	$1,626	$1,645
Ratio of expenses to average net assets	2.55%[4]	2.53%	2.44%	2.48%	2.55%	2.60%
Ratio of net investment income (loss) to average net assets	0.78%[4]	0.66%	0.17%	(0.03)%	0.05%	(0.31)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.30%[4]	—	0.02%	0.03%	—	0.05%
Portfolio turnover rate	18%	70%	30%	39%	50%	91%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund
Notes to Financial Statements
April 30, 2009 (unaudited)

Note 1. Organization

Credit Suisse International Focus Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated under the laws of the State of Maryland on October 24, 1997.

The Fund is authorized to offer five classes of shares: Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 2. Significant Accounting Policies

the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 2. Significant Accounting Policies

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$6,821,954	$—
Level 2 – Other Significant Observable Inputs	111,112,774	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$117,934,728	$—

*Other financial instruments include futures, forwards and swap contracts.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 2. Significant Accounting Policies

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2009, the Fund had no open forward foreign currency contracts.

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 2. Significant Accounting Policies

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2009, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $2,259, of which $649 was rebated to borrowers (brokers). The Fund retained $1,288 in income from the cash collateral investment, and SSB, as lending agent, was paid $322. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 2. Significant Accounting Policies

serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2009, investment advisory fees earned and voluntarily waived were $598,467 and $183,331, respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, serves as sub-investment adviser to the Fund. Credit Suisse U.K.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund. It is anticipated that, as of June 30, 2009, Credit Suisse U.K. will no longer serve as sub-investment adviser to the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the six months ended April 30, 2009, co-administrative services fees earned by CSAMSI were $53,863.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2009, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $29,481.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. Advisor Class shares may pay such fees at an annual rate not to exceed 0.75% of the Advisor Class' average daily net assets, and such fees are currently calculated at an annual rate of 0.50% of average daily net assets. For Class A shares, the fees are calculated at an annual rate of 0.25% of the average daily net assets. For Class B and Class C shares of the Fund, the fees are calculated at an annual rate of 1.00% of the average daily net assets. Common Class shares of the Fund do not bear distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the six months ended April 30, 2009, the Fund reimbursed Credit Suisse $54,476, which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2009, CSAMSI and its affiliates advised the Fund that it retained $2,165 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2009, Merrill was paid $13,876 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2009, and during the six months ended April 30, 2009, the Fund had no borrowings under the Credit Facility.

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) were $21,282,673 and $26,205,500, respectively.

At April 30, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $152,822,400, $7,771,964, $(42,659,636) and $(34,887,672), respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common class shares, two billion are classified as Advisor class shares, one billion are classified as Class A shares, one billion are classified as Class B shares and one billion are classified as Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Common Class
	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31, 2008
	Shares	Value	Shares	Value
Shares sold	97,075	$950,363	277,038	$4,751,253
Shares issued in reinvestment of dividends	250,459	2,712,479	129,238	2,427,086
Shares redeemed	(853,421)	(8,353,657)	(1,381,727)	(22,886,397)
Net decrease	(505,887)	$(4,690,815)	(975,451)	$(15,708,058)
	Advisor Class
	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31, 2008
	Shares	Value	Shares	Value
Shares sold	20,614	$205,507	92,008	$1,601,349
Shares issued in reinvestment of dividends	19,310	207,579	6,724	125,937
Shares redeemed	(70,973)	(661,163)	(297,092)	(4,902,468)
Net decrease	(31,049)	$(248,077)	(198,360)	$(3,175,182)

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 6. Capital Share Transactions

	Class A
	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31, 2008
	Shares	Value	Shares	Value
Shares sold	27,357	$272,187	34,240	$594,236
Shares issued in reinvestment of dividends	13,704	148,551	6,182	116,463
Shares redeemed	(92,033)	(933,372)	(121,978)	(1,986,218)
Net decrease	(50,972)	$(512,634)	(81,556)	$(1,275,519)
	Class B
	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31, 2008
	Shares	Value	Shares	Value
Shares sold	14,355	$150,168	11,479	$205,857
Shares issued in reinvestment of dividends	958	10,166	113	2,109
Shares redeemed	(15,755)	(151,124)	(49,338)	(789,016)
Net increase (decrease)	(442)	$9,210	(37,746)	$(581,050)
	Class C
	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31, 2008
	Shares	Value	Shares	Value
Shares sold	1,816	$16,924	511	$8,486
Shares issued in reinvestment of dividends	152	1,603	22	416
Shares redeemed	(14,661)	(145,167)	(39,755)	(632,437)
Net decrease	(12,693)	$(126,640)	(39,222)	$(623,535)

The Fund imposes a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 6. Capital Share Transactions

On April 30, 2009, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	2	38%
Advisor Class	1	97%
Class A	2	48%
Class B	2	40%
Class C	3	91%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Credit Suisse International Focus Fund
Notes to Financial Statements (continued)
April 30, 2009 (unaudited)

Note 9. Subsequent Event

On December 31, 2008, Credit Suisse, the corporate parent of the Funds' investment adviser, announced it had signed an agreement to sell part of its Global Investors traditional asset management business to Aberdeen Asset Management ("Aberdeen"), an international investment management group, managing assets for both institutions and private individuals from offices around the world. Credit Suisse has stated that the transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen shareholders, and is expected to close in the second quarter of 2009.

The Fund's Board of Directors, including the Directors who are not "interested persons" of the investment manager and its affiliates or the Fund, and the Fund's shareholders approved: (i) the sub-advisory agreement with Aberdeen, and (ii) an Agreement and Plan of Reorganization between the Fund and the Aberdeen Funds which provided for the transfer of all the assets and liabilities of the Fund to the Aberdeen International Equity Fund.

On June 25, 2009 a Special Meeting of Shareholders of the Fund was held and the following matters were voted upon:

	For	Against	Abstain
(1) To approve an Agreement and Plan of Reorganization	5,018,307	455,342	615,683
(2) To approve an Investment Sub-Advisory Agreement	5,032,067	436,472	620,791

Credit Suisse International Focus Fund
Board Approval of Advisory Agreements (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Credit Suisse International Focus Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Fund ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K."). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate of 0.97% paid by the Fund after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time. The Board noted that the compensation paid to Credit Suisse U.K. (the "Sub-Adviser") does not increase the fees or expenses otherwise incurred by the Fund's shareholders.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee, Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Adviser. The Board reviewed background information about Credit Suisse and the Sub-Adviser, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Adviser's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse and the Sub-Adviser. With respect to the Sub-Adviser, the Board also considered their expertise in managing the types of global investments that the Fund utilizes in its

Credit Suisse International Focus Fund
Board Approval of Advisory Agreements (unaudited) (continued)

investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement, the Board also considered the benefits of retaining Credit Suisse's United Kingdom affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. expands the universe of companies and countries from which investment opportunities could be sought.

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Credit Suisse International Focus Fund
Board Approval of Advisory Agreements (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Adviser and their affiliates as a result of their relationships with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Adviser and benefits potentially derived from an increase in Credit Suisse's and the Sub-Adviser's businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Adviser and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Adviser's method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Adviser, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  The combined Contractual Advisory Fee and co-administration fees were above the median for the Expense Group. However, the Contractual Advisory Fee was equal to or less five of the ten funds in the Expense Group. The Board considered the fee to be reasonable.

•  The Fund's performance was at or above the median of the Performance Group for the one, four and five year periods, but was below the median for the two, three and ten year periods. It was above the median of the Performance Universe for all periods except the five year period.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

Credit Suisse International Focus Fund
Board Approval of Advisory Agreements (unaudited) (continued)

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the amount of the Contractual Advisory Fee and relatively small size of the Fund, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse International Focus Fund
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

Credit Suisse International Focus Fund
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 12, 2009.

Credit Suisse International Focus Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INT-SAR-0409

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 6, 2009

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 6, 2009